Long-Term Debt	12 Months Ended
Apr. 30, 2026
Debt Disclosure [Abstract]
Long-Term Debt	Long-Term Debt
4.625% Senior Unsecured Notes due 2027
On December 16, 2019, the Company completed a private placement of 4.625% Senior Unsecured Notes due 2027 (the “Notes”) with a $400.0 million principal amount pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. The Notes were issued with a $4.5 million discount and will mature December 15, 2027, with interest payable semi-annually in arrears on June 15 and December 15 of each year, commencing on June 15, 2020. The Notes represent senior unsecured obligations that rank equally in right of payment to all existing and future senior unsecured indebtedness. The Company may redeem the Notes prior to maturity, subject to certain limitations and premiums defined in the indenture governing the Notes. The Company may redeem the Notes at the principal amount, plus accrued and unpaid interest.
The Notes allow the Company to pay $25.0 million of dividends per fiscal year with no restrictions, plus an unlimited amount of dividends so long as the Company’s consolidated total leverage ratio is not greater than 3.50 to 1.00, and the Company is not in default under the indenture governing the Notes. The Notes are guaranteed by each of the Company's existing and future wholly owned domestic subsidiaries to the extent such subsidiaries guarantee the Company's credit facilities. The indenture governing the Notes requires that, upon the occurrence of both a Change of Control and a Rating Decline (each as defined in the indenture), the Company shall make an offer to purchase all of the Notes at 101% of their principal amount, and accrued and unpaid interest. The Company used the proceeds from the offering of the Notes to repay $276.9 million outstanding under the Company’s prior revolving credit facility and to pay expenses and fees in connection therewith. The remainder of the proceeds were used for general corporate requirements. The effective interest rate on the Notes was 4.86% as of April 30, 2026. As of April 30, 2026 and 2025, the fair value of the Notes was $396.5 million and $389.0 million, respectively, based on borrowing rates then required of notes with similar terms, maturity and credit risk. The fair value of the Notes was classified as a Level 2 measurement in the fair value hierarchy.
Long-term debt, at amortized cost, consisted of the following:

In thousands	April 30, 2026	April 30, 2025
Senior Unsecured Notes	$400,000	$400,000
Less: Unamortized discount and issuance costs	(1,435)	(2,264)
Long-term borrowings, net of unamortized discount and debt issuance costs	$398,565	$397,736
Credit Facilities
The Company was party to a credit agreement dated as of December 16, 2019 (as amended, amended and restated or otherwise modified, the “Prior Credit Agreement”) with Bank of America, National Association as administrative agent and other lenders party thereto. The Prior Credit Agreement provided for a $650.0 million five-year senior secured revolving credit facility maturing June 24, 2027 (the “Prior Facility”).
On July 1, 2025, the Company entered into a Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association as administrative agent and other lender parties thereto. The Credit Agreement provides for an $850.0 million five-year senior secured revolving credit facility and other revolving commitments, as specified in the Credit Agreement (the “Facility” and together with the Prior Facility, the “Facilities”). The obligations under the Credit Agreement are secured by substantially all of the assets of the Company and those of its subsidiaries that are guarantors under the Credit Agreement. The Credit Agreement replaced the Prior Credit Agreement, and the Company repaid all outstanding obligations under the Prior Credit Agreement, and expenses and fees in connection therewith. Since the borrowing capacity under the new arrangement increased, the previously incurred unamortized and current debt issuance costs will be amortized over the life of the new arrangement.
The principal balance of the Facility, if any, is due at maturity. The Credit Agreement matures on July 1, 2030 and any unpaid principal balance is payable on this date. The Facilities may also be prepaid and terminated early by the Company at any time without premium or penalty (subject to customary breakage fees).
Amounts outstanding under the Credit Agreement will bear interest at a rate equal to, at the Company’s election, either Term SOFR plus an interest rate margin between 1.125% per annum and 2.00% per annum, depending on the Company’s consolidated net leverage ratio, or base rate plus an interest rate margin between 0.125% per annum and 1.00% per annum, depending on the Company’s consolidated net leverage ratio. In addition, the Company will be required to pay to the lenders a quarterly commitment fee ranging from 0.175% to 0.30% per annum on the actual daily unused amount of the Facility based upon the Company’s consolidated net leverage ratio at such time, and fees relating to the issuance of letters of credit.
As of April 30, 2026 and 2025, there were no borrowings outstanding under the Facility or Prior Facility and the Company was in compliance with its debt covenants. The unamortized debt issuance costs associated with the Credit Agreement were $3.6 million as of April 30, 2026 and $2.2 million under the Prior Credit Agreement as of April 30, 2025. The debt issuance costs were included in other current assets and other non-current assets on the consolidated balance sheets.
The Company had a total of $845.7 million available under the Facility and $645.6 million available under the Prior Credit Agreement as of April 30, 2026 and 2025, respectively, after $4.3 million and $4.4 million of standby letters of credit were issued as of April 30, 2026 and 2025, respectively. The Company had a total of $15.5 million and $13.1 million of standby letters with other financial institutions as of April 30, 2026 and 2025, respectively. The standby letters of credit were generally issued as a result of entering into office premise leases.
The Company has outstanding borrowings against the CSV of COLI contracts of $72.2 million and $72.8 million at April 30, 2026 and 2025, respectively. CSV reflected in the accompanying consolidated balance sheets is net of the outstanding borrowings, which are secured by the CSV of the life insurance policies. Principal payments are not scheduled and interest is payable at least annually at various fixed and variable rates ranging from 4.76% to 8.00%.